UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2015

RPC, INC.

(Exact name of registrant as specified in its charter)
_________________________

Delaware	1-8726	58-1550825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Buford Highway, Suite 520, Atlanta, Georgia 30329
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (404) 321-2140

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On January 2, 2015, RPC, Inc. issued a press release titled, “RPC, Inc. Announces Fourth Quarter 2014 Share Repurchases,” announcing the share repurchases RPC, Inc. made during the fourth quarter ended December 31, 2014.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99 - Press Release dated January 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, RPC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPC, Inc.

Date: January 5, 2015	/s/ Ben M. Palmer
Ben M. Palmer Vice President,
Chief Financial Officer and Treasurer